UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report – May 19, 2009

(Date of earliest event reported)

QUESTAR PIPELINE COMPANY

(Exact name of registrant as specified in its charter)

STATE OF UTAH	000-14147	87-0307414
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

180 East 100 South Street, P.O. Box 45360, Salt Lake City, Utah 84145-0360
(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-2400

                                  Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

       CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

       CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)

On May 19, 2009, S. E. Parks, Vice President and Chief Financial Officer announced his intention to retire from the Company effective July 1, 2009, in connection with his retirement from Questar Corporation.

(b)

Effective May 19, 2009, Richard J. Doleshek will begin serving as Executive Vice President and Chief Financial Officer of the Company. Mr. Doleshek, age 50, served as Executive Vice President and Chief Financial Officer of Hilcorp Energy Company, an oil and gas exploration and production company, from June 2001 until April 2009. Hilcorp has no relationship with Questar Pipeline Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR PIPELINE COMPANY

   (Registrant)

Date:

May 20, 2009

/s/ K. O. Rattie

K. O. Rattie

Chairman of the Board

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